UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 16, 2007


                                  ADTRAN, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                      0-24612                  63-0918200
(State of Incorporation)     (Commission file number)       (I.R.S. Employer
                                                         (Identification Number)


             901 Explorer Boulevard, Huntsville, Alabama 35806-2807 (Address of principal executive offices, including zip code)



                                 (256) 963-8000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

On July 16, 2007, ADTRAN, Inc. announced its financial results for the fiscal quarter ended June 30, 2007 and certain other information.

ADTRAN also announced that its Board of Directors has authorized the repurchase of an additional 5,000,000 shares of the Company's common stock to commence upon completion of the repurchase plan announced July 17, 2006.

ADTRAN also announced that its Board of Directors declared a quarterly cash dividend. The quarterly cash dividend is $0.09 per common share to be paid to holders of record at the close of business on August 2, 2007. The ex-dividend date is July 31, 2007 and the payment date is August 16, 2007.

A copy of ADTRAN's press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

              (c)  Exhibits.

              The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number          Description
--------------          -----------
    99.1                Press Release dated July 16, 2007.
    99.2                Revenues by product and segment classification.

                                   SIGNATURES

              Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 16, 2007.

                                             ADTRAN, Inc.
                                             (Registrant)

                                             By:/s/ James E. Matthews
                                               ---------------------------------
                                             James E. Matthews
                                             Senior Vice President - Finance,
                                             Chief Financial Officer, Treasurer,
                                             Secretary and Director

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
    99.1                Press Release dated July 16, 2007.
    99.2                Revenues by product and segment classification.